Exhibit 32.2

                            GLOBUS GROWTH GROUP, INC.

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Globus Growth Group, Inc. (the "Company") on Form 10-K for the period ended February 29, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lisa Vislocky, the Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                        By: /s/ Lisa Vislocky
                                            --------------------------
                                            Lisa Vislocky
                                            Chief Financial Officer

June 14, 2004

A signed original of this written statement required by Section 906 has been provided to Globus Growth Group, Inc. and will be retained by Globus Growth Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.